CONTACTS: Arista Joyner Manager Corporate Communications T - (412) 433-3994 E - AEjoyner@uss.com	Kevin Lewis Vice President Investor Relations T - (412) 433-6935 E - KLewis@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

United States Steel Corporation Reports Record First Quarter 2022 Results

EXPECTING TO DELIVER RECORD SECOND QUARTER PERFORMANCE

•Record first quarter net earnings of $882 million, or $3.02 per diluted share
•Record first quarter adjusted net earnings of $891 million, or $3.05 per diluted share
•Record first quarter adjusted EBITDA of $1.337 billion

PITTSBURGH, April 28, 2022 – United States Steel Corporation (NYSE: X) reported first quarter 2022 net earnings of $882 million, or $3.02 per diluted share. Adjusted net earnings was $891 million, or $3.05 per diluted share. This compares to first quarter 2021 net earnings of $91 million, or $0.35 per diluted share. Adjusted net earnings for the first quarter 2021 was $283 million, or $1.08 per diluted share.

©2022 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

Earnings Highlights
	Three Months Ended
	March 31,
(Dollars in millions, except per share amounts)	2022	2021
Net Sales	$5,234	$3,664
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$513	$146
Mini Mill (a)	278	132
U. S. Steel Europe	264	105
Tubular (b)	77	(29)
Other	7	8
Total segment earnings before interest and income taxes	$1,139	$362
Other items not allocated to segments	(21)	63
Earnings before interest and income taxes	$1,118	$425
Net interest and other financial costs	(10)	333
Income tax expense	246	1
Net earnings	$882	$91
Earnings per diluted share	$3.02	$0.35

Adjusted net earnings (c)	$891	$283
Adjusted net earnings per diluted share (c)	$3.05	$1.08
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (c)	$1,337	$551
(a) Mini Mill segment added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel.
(b) The Fairfield EAF is included in the Tubular segment.
(c) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

“It was another quarter of records at U. S. Steel with the continued demonstration of the power of our Best for All® strategy,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “Another all-time best quarter of safety and continued operational excellence supported adjusted net income of nearly $900 million, adjusted EBITDA of over $1.3 billion, adjusted EBITDA margins of 26% and adjusted earnings per diluted share of $3.05. The team’s stellar performance drove our best ever first quarter results, despite the challenging global dynamics that emerged throughout the quarter. Our Mini Mill segment delivered 38% EBITDA margins, outperforming both mini mill and integrated peers. We also generated free cash flow of over $400 million which enables the opportunity to meaningfully increase our direct returns to stockholders in the second quarter. We continue to prove that our strategy is indeed Best for All ... best for our customers, best for our colleagues, best for our stockholders, and best for the communities where we live and work.”
Burritt continued, “We currently expect the second quarter to be the company’s all-time best second quarter as our balanced customer portfolio, raw materials integration and operating leverage is expected to expand adjusted EBITDA and support another quarter of strong EBITDA margin and cash generation. With each quarter of record performance and continued on-time and on-budget progress on our strategic investments, we believe U. S. Steel is well positioned to earn a significantly higher multiple as we demonstrate improved earnings performance, higher free cash flow, increasing direct returns to stockholders and outstanding leadership in innovation and research and development.”

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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Commenting on the company’s Best for All strategy, Burritt concluded, “Today’s geopolitical uncertainty and elevated raw material cost environment reinforces to customers the importance of steel that is mined, melted and made in the U.S.A. Our iron ore mines are a unique competitive advantage that cannot be easily replicated by other competitors. Additionally, we continue to progress on our sustainability goals and deliver the 'green' products our customers are increasingly demanding. We are also demonstrating our ESG leadership. Earlier this year, Big River Steel became the first North American steel facility certified by ResponsibleSteelTM. This is independent affirmation of our commitment to ESG excellence and sustainable processes and products. We will not stand still and remain bullish because our stakeholders know that for us to be Best for All we need best from all.”
*****
    The company will conduct a conference call on the first quarter 2022 earnings on Friday, April 29, 2022, at 8:30 a.m. Eastern. To listen to the webcast of the conference call and to access the company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replay will be available on the website after 10:30 a.m. on April 29, 2022.

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended
	March 31,
	2022	2021
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	1,368	888
Mini Mill (b)	1,372	967
U. S. Steel Europe	1,109	748
U. S. Steel Europe (€/net ton)	988	620
Tubular	2,349	1,372

Steel shipments (thousands of net tons): (a)
Flat-Rolled	1,947	2,332
Mini Mill (b)	507	447
U. S. Steel Europe	1,110	1,043
Tubular	128	89
Total Steel Shipments	3,692	3,911

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to USSE (iron ore pellets and fines)	—	216
Mini Mill (b) to Flat-Rolled	89	61

Raw steel production (thousands of net tons):
Flat-Rolled	2,205	2,581
Mini Mill (b)	601	510
U. S. Steel Europe	1,088	1,197
Tubular	156	93

Raw steel capability utilization: (c)
Flat-Rolled	68%	62%
Mini Mill (b)	74%	75%
U. S. Steel Europe	88%	97%
Tubular	70%	42%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	117	74
Mini Mill (b)	211	36
U. S. Steel Europe	17	14
Tubular	4	12
Other Businesses	—	—
Total	$349	$136
(a) Excludes intersegment shipments.
(b) Mini Mill segment added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel.
(c) 2022 based on annual raw steel production capability of 13.2 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular. 2021 based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular.

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended
	March 31,
(Dollars in millions, except per share amounts)	2022	2021
Net Sales	5,234	3,664

Operating expenses (income):
Cost of sales	3,823	3,074
Selling, general and administrative expenses	117	102
Depreciation, depletion and amortization	198	189
Earnings from investees	(36)	(14)
Gain on equity investee transactions	—	(111)
Restructuring and other charges	17	6
Net gains on sale of assets	(2)	—
Other gains, net	(1)	(7)
Total operating expenses	4,116	3,239

Earnings before interest and income taxes	1,118	425
Net interest and other financial (benefits) costs	(10)	333

Earnings before income taxes	1,128	92
Income tax expense	246	1

Net earnings	882	91
Less: Net earnings attributable to noncontrolling interests	—	—
Net earnings attributable to United States Steel Corporation	$882	$91

COMMON STOCK DATA:
Net earnings per share attributable to United States Steel Corporation
Basic	$3.37	$0.36
Diluted	$3.02	$0.35
Weighted average shares, in thousands
Basic	261,453	249,351
Diluted	293,267	261,969
Dividends paid per common share	$0.05	$0.01

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Three Months Ended
	March 31,
(Dollars in millions)	2022	2021
Increase (decrease) in cash, cash equivalents and restricted cash
Operating activities:
Net earnings	$882	$91
Depreciation, depletion and amortization	198	189
Gain on equity investee transactions	—	(111)
Restructuring and other charges	17	6
Loss on debt extinguishment	—	255
Pensions and other postretirement benefits	(60)	(25)
Deferred income taxes	121	3
Working capital changes	(462)	(274)
Income taxes receivable/payable	140	3
Other operating activities	(65)	(26)
Net cash provided by operating activities	771	111

Investing activities:
Capital expenditures	(349)	(136)
Acquisition of Big River Steel, net of cash acquired	—	(625)
Proceeds from sale of assets	4	—
Other investing activities	(7)	(1)
Net cash used in investing activities	(352)	(762)

Financing activities:
Repayment of short-term debt	—	(180)
Revolving credit facilities - borrowings, net of financing costs	—	50
Revolving credit facilities - repayments	—	(671)
Issuance of long-term debt, net of financing costs	4	826
Repayment of long-term debt	(6)	(1,379)
Proceeds from public offering of common stock	—	791
Common stock repurchased	(123)	—
Proceeds from government incentives	82	—
Other financing activities	(28)	(10)
Net cash used in financing activities	(71)	(573)

Effect of exchange rate changes on cash	(7)	(12)

Net increase (decrease) in cash, cash equivalents and restricted cash	341	(1,236)
Cash, cash equivalents and restricted cash at beginning of year	2,600	2,118

Cash, cash equivalents and restricted cash at end of period	$2,941	$882

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UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	March 31,	December 31,
(Dollars in millions)	2022	2021
Cash and cash equivalents	$2,866	$2,522
Receivables, net	2,415	2,089
Inventories	2,663	2,210
Other current assets	436	331
Total current assets	8,380	7,152
Operating lease assets	174	185
Property, plant and equipment, net	7,416	7,254
Investments and long-term receivables, net	727	694
Intangible, net	509	519
Goodwill	920	920
Other noncurrent assets	1,098	1,092

Total assets	$19,224	$17,816

Accounts payable and other accrued liabilities	3,343	2,908
Payroll and benefits payable	407	425
Short-term debt and current maturities of long-term debt	60	28
Other current liabilities	595	491
Total current liabilities	4,405	3,852
Noncurrent operating lease liabilities	127	136
Long-term debt, less unamortized discount and debt issuance costs	3,917	3,863
Employee benefits	195	235
Other long-term liabilities	789	627
United States Steel Corporation stockholders' equity	9,698	9,010
Noncontrolling interests	93	93

Total liabilities and stockholders' equity	$19,224	$17,816

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS
(In millions of dollars)	Three Months Ended March 31, 2022		Three Months Ended March 31, 2021
Net earnings and diluted net earnings per share attributable to United States Steel Corporation, as reported	$882	$3.02	$91	$0.35
Restructuring and other charges	17		6
Other charges, net	4		42
Gains on asset sold and previously held investments	—		(111)
Debt extinguishment	—		255
Adjusted pre-tax net earnings to United States Steel Corporation	$903		$283
Tax impact of adjusted items	(5)		—
Net reversal of tax valuation allowance	(7)		$—
Adjusted net earnings and diluted net earnings per share attributable to United States Steel Corporation (a)	$891	$3.05	$283	$1.08
Weight average diluted ordinary shares outstanding, in millions	293.3		262.0
(a) Diluted net earnings per share were adjusted by increasing adjusted net earnings by $3 million in the first quarter of 2022, after the adoption of ASU 2020-06 which assumes outstanding convertible shares are converted at the beginning of the period.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended
	March 31,
(Dollars in millions)	2022	2021
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$882	$91
Income tax expense	246	1
Net interest and other financial (benefits) costs	(10)	333
Depreciation, depletion and amortization expense	198	189
EBITDA	1,316	614
Restructuring and other charges	17	6
Other charges, net	4	42
Gains on asset sold and previously held investments	—	(111)
Adjusted EBITDA	$1,337	$551

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF FREE CASH FLOW
Three Months Ended
(Dollars in millions)	March 31, 2022
Net cash provided by operating activities	$771
Net cash used in investing activities	(352)
Cash used in Dividends paid	(13)
Free Cash Flow	$406

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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    We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA and free cash flow, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: restructuring and other charges, gains on asset sold and previously held investments, debt extinguishment, tax impact of adjusted items, net reversal of tax valuation allowance and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the company’s ongoing operating performance because management does not consider the adjusting items when evaluating the company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. Free cash flow is a measure of cash generated from operations, after any investing activity and dividends paid to stockholders. We believe that free cash flow provides further insight into the Company's overall utilization of cash. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVD-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the company’s control. It is possible that the company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such

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statements speak only as of the date when made. Our company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission.
References to "we," "us," "our," the "company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

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2022-016
Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

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